COLUMBIA FUNDS VARIABLE INSURANCE TRUST

COLUMBIA VARIABLE PORTFOLIO – ASSET ALLOCATION FUND

(the “Fund”)

Supplement dated June 6, 2012 to the

Fund’s prospectus dated May 1, 2012

Effective June 6, 2012, the Columbia Strategic Allocation Fund is no longer an eligible mutual fund investment option (an “Underlying Fund”) for the Fund.

Accordingly, the section of the prospectus for the Fund entitled “Additional Information About Underlying Funds and Risks” is revised by deleting all references to the Columbia Strategic Allocation Fund as an Underlying Fund for the Fund.

Shareholders should retain this Supplement for future reference.

C-1471-11 A (6/12)